UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported):  October 8, 2008

Power of the Dream Ventures, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-52289	51-0597895
(Commission File Number)	(IRS Employer Identification No.)

1095 Budapest, Soroksari ut 94-96, Hungary
(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code:	+36-1-456-6061

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written  communications  pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

☐  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 8, 2008, Power of the Dream Ventures, Inc. (the “Company”) entered into a Standby Equity Distribution Agreement (the “Standby Equity Distribution Agreement”) with YA Global Investments, L.P. (the “Investor”).  Pursuant to the terms of the Standby Equity Distribution Agreement, the Company (a) agreed to issue and sell to the Investor up to $5,000,000 of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) in tranches of equity, based upon a specified discount to the market price of the Common Stock, calculated over the five trading days following notice by the Company of an election to sell shares; and (b) issued to the Investor a warrant (the “Warrant”) to purchase 4,027,386 shares of Common Stock at the exercise price per share of $0.29.

In connection with the Standby Equity Distribution Agreement, the Company entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”) pursuant to which the Company agreed to register for resale the shares of Common Stock that may be purchased by the Investor pursuant to the Standby Equity Distribution Agreement, the shares of Common Stock issuable upon exercise of the Warrant and 2,000,000 shares of Common Stock (the “Commitment Shares”) issued to the Investor as a commitment fee pursuant to the terms of the Standby Equity Distribution Agreement.

The foregoing summary of the terms of the Standby Equity Distribution Agreement, the Registration Rights Agreement and the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2 and 4.1, respectively, and incorporated herein by reference.  The press release announcing the financing commitment is filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

On October 8, 2008, the Company issued to the Investor the Commitment Shares and the Warrant, as described in Item 1.01, above.

The issuance of the Commitment Shares and the Warrant was deemed to be exempt from registration in reliance on Section 4(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant issued by the Company to the Investor.

10.1	Standby Equity Distribution Agreement between the Company and the Investor, dated October 8, 2008.

10.2	Registration Rights Agreement between the Company and the Investor, dated October 8, 2008.

99.1	Press Release, dated October 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER OF THE DREAM VENTURES, INC.

By:	/s/ Viktor Rozsnyay
Name:	Viktor Rozsnyay
Title:	President and Chief Executive Officer
Dated: October 14, 2008